                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                             THE WMA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              THE WMA CORPORATION
                           11315 Johns Creek Parkway
                             Duluth, Georgia 30097

                                     NOTICE

                                       OF

                                 ANNUAL MEETING

                                       OF

                                  STOCKHOLDERS

         DATE:          Monday, August 13, 2001

         TIME:          10:00 a.m. Eastern Daylight Time

         PLACE:      The WMA Corporation Headquarters
                          11315 Johns Creek Parkway
                          Duluth, Georgia 30097

Dear Fellow Stockholders:

     I cordially invite you to attend the Annual Meeting of Stockholders to be held on Monday, August 13, 2001, at the executive headquarters of The WMA Corporation.

     During the meeting, we will consider and take action on the following:

        1) the election of seven directors,


        2) a vote on an amendment to the Certificate of Incorporation to change the Corporation's name to Global Preferred Holdings, Inc.,


        3) the ratification of the selection of KPMG LLP as independent auditors for fiscal year 2001, and

        4) other business properly brought before the meeting.

     If you owned shares of WMA Corp.'s common stock on July 13, 2001, you are entitled to receive this notice and vote at the Annual Meeting, or any adjournment of the Annual Meeting. A complete list of stockholders eligible to vote will be available for inspection by stockholders during regular business hours at the offices of WMA Corp. located at 11315 Johns Creek Parkway, Duluth, GA, for a ten-day period prior to and including the Annual Meeting.

     A copy of WMA Corp.'s 2000 Annual Report is included in this proxy mailing.

                                          By Order of the Board of Directors

                                          /s/ Edward F. McKernan
                                          Edward F. McKernan, President


July 24, 2001


     YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE BEFORE 12 NOON EDT, FRIDAY, AUGUST 10, 2001, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. If you plan to attend the meeting, please check the box on the proxy card. If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy previously given.

                              THE WMA CORPORATION
--------------------------------------------------------------------------------


                                PROXY STATEMENT


--------------------------------------------------------------------------------


     The Board of Directors of The WMA Corporation is soliciting your proxy for the 2001 Annual Meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. PLEASE READ IT CAREFULLY.


                               VOTING PROCEDURES

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving this Proxy Statement and accompanying proxy card because you own shares of WMA Corp. common stock. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so you can make an informed decision.

     When you sign the proxy card, you appoint S. Hubert Humphrey, Jr. and Edward F. McKernan as your representatives at the meeting. Mr. Humphrey and Mr. McKernan will vote your shares, as you have instructed, at the meeting. This way, your shares will be voted whether or not you attend the meeting. Even if you plan on attending the meeting, it is a good idea to sign and return your proxy card in case your plans change.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     If you receive more than one proxy card, your shares may be registered in different names or may be held in more than one account, such as a trust. Please sign and return all proxy cards to ensure that all your shares are voted. We recommend that all your accounts, other than trust accounts, be registered in the same name at the same address. You may make changes to your accounts by contacting our transfer agent, American Stock Transfer and Trust Company, Shareholder Services at 877-777-0800.

HOW DO I VOTE?

     Other than by attending the Annual Meeting and voting in person, there are two ways that you may cast your vote:

     - By mail

     - By telephone at 800-776-9437

     To vote by mail, simply mark, sign and date the enclosed proxy card and return it in the envelope provided. You may vote by telephone 24 hours a day, 7 days a week by following the instructions on your proxy card and you may also confirm that your vote has been recorded correctly. If you vote by telephone, you do not have to mail your proxy card.

     If you do not specify how you want your shares voted on your proxy card, they will be voted as recommended by the Board of Directors:

     - FOR the election of all nominees for director, as listed below in Proposal 1;


     - FOR the amendment to the Corporation's Certificate of Incorporation to change its name; and


     - FOR the ratification of the selection of the independent auditors.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

     You may revoke your proxy and change your vote at any time before the polls close at the meeting. Your latest signed proxy card or telephone vote will be counted. You may change your vote by:

     - signing another proxy card with a later date.

     - voting again by telephone.

     - voting again in person at the meeting.

HOW MANY VOTES ARE NEEDED TO HOLD THE MEETING AND APPROVE THE PROPOSALS?

     As of July 13, 2001, there were 2,495,010 shares of common stock outstanding. A majority of these shares, either in person or by proxy, is necessary to hold the meeting and conduct business. This is called a quorum. If you vote by proxy card or telephone, you will be considered part of the quorum. The number of votes needed to approve the proposals is a majority of the quorum.

WHAT PERCENTAGE OF STOCK DO THE DIRECTORS AND OFFICERS OWN?

     The directors, director nominees and officers of the Company collectively beneficially own 24.3% of the outstanding common stock. They have all indicated that they intend to vote FOR the persons listed as nominees for director and FOR all of the proposals contained in the proxy statement.

                           PROPOSALS TO BE VOTED ON:

1. ELECTION OF DIRECTORS


     You are being asked to elect seven directors who will hold office until the next Annual Meeting and until their successors are elected and qualified. The nominees for director are S. Hubert Humphrey, Jr., Edward F. McKernan, Thomas W. Montgomery, C. Simon Scupham, Joseph F. Barone, and Eugene M. Howerdd, Jr., and Milan M. Radonich.



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THESE NOMINEES, WHO ARE ALL PRESENTLY DIRECTORS OF THE WMA CORPORATION AND WHOSE TERMS EXPIRE ON THE DATE OF THE ANNUAL MEETING.


                               DIRECTOR NOMINEES

S. HUBERT HUMPHREY, JR.
  Director since 1995

     Mr. Humphrey, age 59, is Chairman, CEO and Director of The WMA Corporation and of WMA Life Insurance Company Limited, WMA Corp.'s wholly owned subsidiary. Mr. Humphrey is President and a Director of World Money Group, Inc., a financial services holding company, Chairman of World Financial Group, Inc., a financial services marketing company, and Managing Member of World Leadership Group, LLC, a consulting company that provides consulting services to World Financial Group, Inc.

     Mr. Humphrey also holds various positions with the following subsidiaries of World Money Group, Inc.:

     - Chief Executive Officer, Treasurer and a Director of World Marketing Alliance, Inc. (WMA Agency);

     - President and a Director of WMA Management Services, Inc., a corporation providing executive management services; and

     - Chairman and a Director of WMA Investment Advisors, Inc., a registered investment advisor engaged in providing investment advice to customers.

     Mr. Humphrey has been in the financial services field for over 20 years. He was a Senior National Sales Director of A. L. Williams & Associates and an executive officer and director of A. L. Williams Corporation, a life reinsurance company affiliated with A. L. Williams & Associates.

EDWARD F. MCKERNAN
  Director since 1997

     Mr. McKernan, age 45, is President, Chief Financial Officer and a Director of WMA Corp. and President and Actuary of WMA Life. Prior to joining WMA Corp. in April 1996, he was a Senior Manager in the Life Actuarial Consulting Practice of KPMG LLP. From August 1990 through September 1993, Mr. McKernan was the Marketing Actuary of U.S. Operations for Seaboard Life Insurance Company. Prior to his tenure with Seaboard Life, he was employed by Tillinghast, a Towers Perrin company, an international actuarial consulting firm. He is a Fellow of the Society of Actuaries (1988) and a Member of the American Academy of Actuaries (1985).

THOMAS W. MONTGOMERY
  Director since 1995

     Mr. Montgomery, age 52, is Executive Vice President, Secretary and a Director of WMA Corp. and Executive Vice President and a Director of WMA Life. Mr. Montgomery also serves as Executive Vice

President, Treasurer and a Director of World Money Group, Inc.; President of WMA Agency; Vice President, Secretary and a Director of WMA Management Services, Inc.; Executive Vice President and a Director of WMA Investment Advisors, Inc.

     Mr. Montgomery is a Certified Public Accountant and was an audit and tax partner in the accounting firms of Richter & Company, P.C. and Davis, Crittenden, Richter & Fletcher. Prior to his joining WMA Agency, Mr. Montgomery represented Mr. Humphrey and his various business interests including WMA Agency between 1982 and 1994.

C. SIMON SCUPHAM
  Director since 1996

     Mr. Scupham, age 47, is a Director of WMA Corp. and of WMA Life. Since 1988, Mr. Scupham has been Chairman of CFM Insurance Managers, Ltd., a Bermuda corporation providing professional management services to international companies operating in Bermuda. Prior to joining CFM, Mr. Scupham served as the Managing Director of Bermuda operations of the Kemper Group. He is a qualified Chartered Accountant and Associate Fellow of the Institute of Mathematics and its Applications. Mr. Scupham is also a Director of MRM Global Captive Group and Chairman of Shoreline Mutual Management (Bermuda) Limited.

JOSEPH F. BARONE
  Director since 1998

     Mr. Barone, age 64, is a Director of WMA Corp. Since July 1997, Mr. Barone has been Managing Director of Research for Firemark Investments of Morristown, NJ, a private investment firm. From January 1992 through June 1997, he was a Senior Vice President with Swiss Re Insurance. Prior to his tenure with Swiss Re, Mr. Barone was a Managing Director of Investment Banking for the insurance industry at Bear Stearns & Company, Inc. Mr. Barone is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association of Insurance and Financial Analysts.


EUGENE M. HOWERDD, JR.

  Director since May 2001

     Mr. Howerdd, age 66, is a Director of WMA Corp. Mr. Howerdd is Chairman and CEO of Howerdd Financial Corporation, a diversified financial company which he founded in 1989. Prior to 1989, he served as Chairman of William W. Lowry & Associates which was acquired by USF&G Insurance Company in that year. From 1996 through January 2001, Mr. Howerdd also served as President of WMA Investment Advisors, Inc., a non-affiliated firm offering asset allocation modeling, portfolio rebalancing and separate account money management.

MILAN M. RADONICH
  Director since July 2001

     Mr. Radonich, age 50, is a Director of WMA Corp. Since September 2000, Mr. Radonich has been Chief Financial Officer with Allied North American Insurance Brokerage Corp. of New York, an independent multi-line insurance agency located in Long Island, NY. Prior to his affiliation with Allied, Mr. Radonich was with Ernst & Young LLP for 27 years. Since 1986, Mr. Radonich was a senior partner with Ernst & Young in New York where he was responsible for building a competitive insurance industry practice serving major clients throughout the country.

     During his tenure with Ernst & Young, he served as their representative on the AICPA Insurance Agents and Brokers Task Force as well as drafting portions of the task force's Proposed Industry Accounting Guide. Mr. Radonich is a Certified Public Accountant, a Fellow of the Life Management Institute and serves as Co-Chairman of the Society of Insurance Financial Management's Accounting Committee. He also holds memberships in the AICPA, the FLMI Society of Greater New York, the New York Area IASA, and the Illinois and New York State CPA Societies.

BOARD MEETINGS & COMMITTEE MEETINGS

     The Board of Directors had one formal meeting in 2000. All members were present in person or by telephone at this meeting. The Directors regularly confer with each other on an informal basis and, as authorized by Delaware law, have otherwise transacted business by unanimous written consent of all Directors in lieu of a meeting.

                           REPORT OF AUDIT COMMITTEE


     The Audit Committee (the "Committee") of the Board of Directors is composed of two independent directors (1) as defined by the National Association of Securities Dealers' listing standards. The Board of Directors has adopted a written charter of the Audit Committee, a copy of which is included as Appendix A to this Proxy Statement.



     The Committee held three meetings during 2000. The Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The independent auditors are responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements with accounting principles generally accepted in the United States of America.



     The Committee has reviewed and discussed the audited consolidated financial statements as of and for the year ended December 31, 2000 with the Company's management and KPMG LLP, the Company's independent auditors. The Committee also discussed with KPMG LLP the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Committee has received the written disclosure and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with KPMG LLP their independence.


     Based on the Committee's reviews and discussions with management and KPMG LLP, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, as filed with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          C. SIMON SCUPHAM
                                          JOSEPH F. BARONE
---------------


(1) Prior to July 12, 2001, the Audit Committee was composed of two independent directors. Effective July 12, 2001, Milan M. Radonich was appointed to the Audit Committee, composing the Audit Committee of three independent directors currently. Mr. Radonich was not a member of the Audit Committee when the report was submitted by the Audit Committee to the Board of Directors.

                             EXECUTIVE COMPENSATION

     The following table shows compensation we paid to our President and next most highly compensated executive officers for the last three fiscal years.

                                                                              LONG TERM COMPENSATION
                                                                              -----------------------
                                               ANNUAL COMPENSATION            RESTRICTED   SECURITIES
NAME AND                                ----------------------------------      STOCK      UNDERLYING
PRINCIPAL POSITION                      YEAR    SALARY    BONUS    OTHER      AWARDS(1)    OPTIONS(#)
------------------                      ----   --------   -----   --------    ----------   ----------
Edward F. McKernan....................  2000   $203,347    --     $ 42,000    $  164,836     35,000
  President and CFO                     1999    181,867    --           --
                                        1998     78,806    --           --
S. Hubert Humphrey, Jr. ..............  2000         --    --     $ 48,992(2) $1,412,878    300,000
  Chairman and CEO                      1999         --    --       48,851(2)
                                        1998         --    --      240,708(2)

---------------

(1) The dollar value of the options, and their underlying shares of common stock, cannot be determined since there is no public market presently for the common stock. A variant of the Black-Scholes option-pricing model was used to determine the value of the restricted stock awards.
(2) Amounts shown represent payments made to entities controlled by Mr. Humphrey pursuant to written agreements between these entities and WMA Corp. These payments, while not paid directly to Mr. Humphrey, may be deemed to be indirect compensation to Mr. Humphrey.

     WMA Corp. presently employs two executives, including Mr. McKernan, and seven professional and administrative staff persons. Mr. Humphrey and Mr. Montgomery are executive officers but devote a limited amount of time to WMA Corp. and receive no direct cash compensation from WMA Corp.

     Independent directors receive compensation for Board meetings, committee meetings and for advisory services on other company matters as deemed necessary. Compensation paid to the independent directors during 2000 totaled $8,000.

                             PRINCIPAL STOCKHOLDERS

     The following table shows the stockholders who hold more than 5% of WMA Corp.'s outstanding common stock as of July 13, 2001.

                                                              NUMBER OF   PERCENT OF
NAME OF BENEFICIAL OWNER                                       SHARES       CLASS
------------------------                                      ---------   ----------
S. Hubert Humphrey, Jr. ....................................  591,335(1)     23.7%
Richard Thawley(2)..........................................  201,103(3)      8.1%
Monte Holm(2)...............................................  160,726(4)      6.5%

---------------

(1) Includes 91,335 shares of common stock for which WMA Agency (of which Mr. Humphrey is the principal stockholder) holds voting proxies. Does not reflect options for Mr. Humphrey to purchase an additional 300,000 shares of common stock* or ownership of 66,666 shares of Series A convertible preferred non-voting stock of WMA Corp.
(2) Mr. Thawley and Mr. Holm are WFG Sales Associates.
(3) Mr. Thawley owns 89,303 shares individually of record. 20,000 shares are owned by Mr. Thawley's children. 91,800 shares are owned by two trusts for the benefit of Mr. Thawley and his wife.

(4)Mr. Holm owns 9,226 shares individually of record, 40,000 shares jointly with his wife and 1,500 shares jointly with Mr. Steve Marx. 110,000 shares are held by seven trusts created by Mr. Holm and his wife. Does not include 55,000 shares of Series A convertible preferred non-voting stock of WMA Corp.

---------------


*Options will not become exercisable unless at least $15 million in new capital is raised by January 1, 2002, or there is a change in control in WMA Corp.



               **************************************************

     The following table shows the amount of common stock owned by each of WMA Corp.'s Board of Directors as of July 13, 2001.


                                                              NUMBER OF      PERCENT OF
NAME OF BENEFICIAL OWNER                                      SHARES(1)        CLASS
------------------------                                      ---------   ----------------
S. Hubert Humphrey, Jr. ....................................   591,335(2)       23.7%
Thomas W. Montgomery........................................     9,908(3)        0.4%
Edward F. McKernan..........................................     5,000(4)        0.2%
C. Simon Scupham............................................         0(5)          0
Joseph F. Barone............................................         0(6)          0
Eugene M. Howerdd, Jr. .....................................         0             0
Milan M. Radonich...........................................         0             0
All directors and executive officers as a Group (7
  persons)..................................................   606,243          24.3%


---------------

(1) All shares are owned individually of record unless otherwise noted.

(2) Includes 91,335 shares of common stock for which WMA Agency (of which Mr. Humphrey is the principal stockholder) holds voting proxies. Does not reflect options for Mr. Humphrey to purchase an additional 300,000 shares of common stock* or ownership of 66,666 shares of Series A convertible preferred non-voting stock of WMA Corp.

(3) Does not reflect options for Mr. Montgomery to purchase an additional 100,000 shares of common stock* or ownership of 3,333 shares of Series A convertible preferred non-voting stock of WMA Corp.
(4) Does not reflect options for Mr. McKernan to purchase an additional 35,000 shares of common stock.*
(5) Does not reflect options for Mr. Scupham to purchase an additional 2,500 shares of common stock.*
(6) Does not reflect options for Mr. Barone to purchase an additional 7,500 shares of common stock.*
---------------

* Options will not become exercisable unless at least $15 million in new capital is raised by January 1, 2002, or there is a change in control in WMA Corp.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The rules of the SEC require WMA Corp.'s directors, executive officers, and stockholders who own more than 10% of its common stock to file initial stock ownership reports and reports of any subsequent stock transactions. Based solely on a review of copies of the reports received by WMA Corp., we believe that all
Section 16(a) filing requirements were met for fiscal year 2000.

2. AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION


     At a Special Meeting of the Board of Directors held July 12, 2001, the Board passed a resolution proposing to amend the Company's Certificate of Incorporation in order to change the name of the Company to Global Preferred Holdings, Inc. and, in accordance with Delaware law, directed that such proposal be submitted to the stockholders for their approval.


     The Board of Directors believes that the proposed name change is advisable because it more accurately reflects the current and intended activities of the Company and that such change would be in the Company's best interests.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NAME CHANGE.

3. RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS

     The Audit Committee and the Board have recommended the engagement of KPMG LLP as independent auditor of WMA Corp. for 2001. KPMG LLP has been WMA Corp.'s independent auditor since 1997. A representative of KPMG LLP will attend the Annual Meeting, will have an opportunity to make a statement, and will be available to answer appropriate questions.


     The aggregate fees for professional services rendered to the Company by KPMG LLP for the year ended December 31, 2000, were as follows:



Audit Services -- Audit of the Company's consolidated
  financial statements for the year ended December 31, 2000
  and the reviews of the consolidated financial statements
  included in the Company's quarterly reports on Form 10-QSB for 2000..................................................  $ 77,500
Financial Information Systems Design and Implementation
  Fees......................................................         0
All Other Fees:
  Service Bureau actuarial assistance.......................    23,747
  Separate audit of the statutory financial statements
     required by insurance regulatory authorities...........     5,000
                                                              --------
          Total Fees........................................  $106,247
                                                              ========



     The Audit Committee has considered whether the provision of the non-audit professional services is compatible with maintaining KPMG LLP's independence.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION.

                           PROPOSALS OF STOCKHOLDERS

     If you would like to present a proposal at the next Annual Meeting, presently scheduled for August 12, 2002, we will need to receive the proposal by March 30, 2002 for it to be included. The proposals should be addressed to Corporate Secretary, The WMA Corporation, P.O. Box 2167, Duluth, Georgia 30096.

                                          By Order of the Board of Directors

                                          /s/ Thomas W. Montgomery
                                          THOMAS W. MONTGOMERY, SECRETARY

July 24, 2001

                                                                      APPENDIX A


                              THE WMA CORPORATION

                            AUDIT COMMITTEE CHARTER

I.     COMPOSITION AND MEETINGS

     The Audit Committee shall be comprised of at least two non-employee directors as determined by the Board of Directors and appointed from the Board of Directors membership, each of whom shall be independent and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. Audit Committee members shall meet the independence, financial literacy and experience requirements of the National Association of Securities Dealers' listing standards.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee shall keep minutes to document Committee activities and shall report its activities to the full Board at the Board meeting following a Committee meeting.

II.    PURPOSE AND AUTHORITY

     The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibilities to shareholders and the investment community regarding: the Company's financial reporting process and internal control system; the performance and reports of the Company's independent auditors; and the quality and integrity of the Company's financial reports.

     The Committee shall provide an open avenue of communication among the independent auditors, management, and the Board of Directors. The independent auditors are ultimately accountable to the Audit Committee and the Board.

     The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

III.   RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Audit Committee shall:

REVIEW PROCEDURES/REPORTING

     1. Review and assess the adequacy of this Charter annually, or more frequently as conditions dictate. Recommended changes shall be submitted to the Board of Directors for approval.

     2. Review the annual consolidated financial statements to be included in the Company's annual report on Form 10-KSB for filing with the Securities and Exchange Commission and in the Company's annual report to shareholders. The review should include discussion with management and the independent auditors regarding any significant issues with accounting principles, practices and disclosures.

     3. Recommend to the Board of Directors that the Company's annual consolidated financial statements be included in the Company's annual report on Form 10-KSB for filing with the Securities and Exchange Commission.

     4. Review with management and the independent auditors the quarterly reports on Forms 10-QSB prior to filing and release of earnings.


     5. Review with the independent auditors, and the Company's financial management, the adequacy and effectiveness of the financial reporting process and internal controls of the Company. Elicit any recommendations for the improvement of such reporting processes or internal control procedures or particular areas where new or more detailed controls or procedures are desirable.


     6. Upon establishment of an internal audit unit, and at least annually thereafter, review the internal audit function of the Company as necessary, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of those plans with the independent auditors.


     7. Prepare a report as required by the Securities and Exchange Commission to be included in the Company's annual proxy statement to shareholders.

     8. Submit the minutes of all meetings of the Committee to the Board and report quarterly to the Board on the Committee's actions and activities.

INDEPENDENT AUDITORS

     9. Recommend to the Board the engagement, retention, or discharge of the independent auditors. This recommendation would be based upon the review of the proposed audit plan and engagement letter, including the scope of the audit, the audit fees and the staffing.


     10. Receive from the independent auditors each year a formal written statement delineating all relationships between the independent auditors and the Company consistent with Independent Standards Board Standard 1, Independence Discussions with Audit Committee.


     11. Actively engage in a dialogue with the independent auditors regarding any disclosed relationship or services that may impact the objectivity and independence of the auditors. Consider whether the provision of the non-audit professional services is compatible with maintaining the independent auditor's independence.

     12. Meet with the independent auditors and management of the Company to review the results of the audit, including any comments, recommendations or observations by the independent auditors as a result of their work. Discuss the matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61, Communication with Audit Committees.

     13. Provide sufficient opportunity for the independent auditors to meet with members of the Committee without members of management present. Among the items for discussion in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

                                     * * *


     While the Audit Committee has the duties and responsibilities set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

                               THE WMA COPORATION

                                      PROXY

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 13, 2001

      The undersigned hereby appoints S. Hubert Humphrey, Jr. and Edward F. McKernan Proxies, each with the power to appoint his or her substitute, and hereby authorizes them or either of them to represent and vote, as designated on the reverse side, all of the Common Stock of The WMA Corporation, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the offices of the Company, 11315 Johns Creek Parkway, Duluth, Georgia 30097 on Monday August 13, 2001, at 10:00 a.m., Eastern Daylight Savings Time, and at any adjournments thereof, upon the proposals described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.
      --------------------------------------------------------------------------

        Please check the box if you intend to attend the Annual Meeting. [ ]

                           (CONTINUED ON REVERSE SIDE)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                              THE WMA CORPORATION

                                 AUGUST 13, 2001


                           -------------------------
                          |PROXY VOTING INSTRUCTIONS|
                           -------------------------


TO VOTE BY MAIL
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.


TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
PLEASE CALL TOLL-FREE 1-800-PROXIES AND FOLLOW THE INSTRUCTIONS. HAVE YOUR CONTROL NUMBER AND THE PROXY CARD AVAILABLE WHEN YOU CALL.



YOUR CONTROL NUMBER IS   [            ]




              --Please Detach and Mail in the Envelope Provided--


A [X] PLEASE MARK YOUR   [                                                                                    |
      VOTES AS IN THIS                                                                                        |____
      EXAMPLE.

           FOR all nominees           WITHHOLD
           listed at right            AUTHORITY
           (except as indicated      to vote for                                                              FOR   AGAINST  ABSTAIN
            to the contrary          all nominees    NOMINEES:                  PROPOSAL 2: To Amend the      [  ]    [  ]     [  ]
            below)                 listed at right.    S. Hubert Humphrey, Jr.    Corporation's Certificate
                                                       Edward F. McKernan         of Incorporation to change
PROPOSAL 1:      [  ]                    [  ]          Thomas W. Montgomery       the name of the Corporation
                                                       C. Simon Scupham           to Global Preferred
  To elect the                                         Joseph F. Barone           Holdings, Inc.
  persons listed                                       Eugene M. Howerdd, Jr.
  at right to the Board of Directors:                  Milan M. Radonich        PROPOSAL 3: To ratify the     [  ]    [  ]     [  ]
                                                                                  selection of KPMG LLP as
  INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL                           the independent auditors
  NOMINEE, MARK "FOR" ABOVE, BUT WRITE THAT NOMINEE'S                             for the Corporation for
  NAME IN THE SPACE BELOW.                                                        the fiscal year ending
                                                                                  December 31, 2001.

                                                                                THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE
                                                                                FOR THE PROPOSALS.

                                                                                PLEASE MARK, DATE AND SIGN THIS PROXY, AND RETURN
                                                                                IT IN THE ENCLOSED, RETURN-ADDRESSED ENVELOPE.
                                                                                NO POSTAGE IS NECESSARY.





Signature(s) of Stockholder(s)                            Name(s) of Stockholder(s)                   Dated:                  , 2001
                              ---------------------------                           -----------------       -------------------
                                                                                                        (Be sure to date your proxy)

NOTE: If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.